Exhibit 99.1

SUBSCRIPTION AGREEMENT
XEDAR CORPORATION

Equity Round Offering
(Units consisting of Shares and Warrants)

Minimum – $1,500,000.00

Xedar Corporation
3773 Cherry Creek North Drive, Suite 995
Denver, CO 80209
Attn: Hugh Williamson, III

Ladies and Gentlemen:

1.           Subscription for Shares and Warrants.  The undersigned, intending to be legally bound, hereby irrevocably applies to purchase from Xedar Corporation, a Colorado corporation (the “Company”), that number of shares of no par value common stock of the Company (the “Shares”) and warrants for the purchase of shares of no par value common stock of the Company at an exercise price of $1.00 per share (the “Warrants”) as indicated below.  The Shares and Warrants are each a “Security” and may be referred to collectively herein as the “Units” or the “Securities.”  The Company is a public company whose no par value common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and traded on the OTCBB operated by NASDAQ under the symbol XDRC.OB.  However, neither the Shares nor the Warrants to be issued in this offering shall be registered pursuant to a registration statement filed with the United States Securities and Exchange Commission (the “SEC”), and the securities to be issued in this offering shall be “restricted securities” as that term is defined pursuant to Rule 144(a)(3) of the Securities Act of 1933, as amended (the “Act”).  This subscription is submitted to the Company in accordance with and subject to the terms and conditions described herein and in the exhibits, schedules, and attachments hereto, and the information incorporated herein by reference, including, but not limited to the “Risk Factors” attached hereto as Exhibit A, the Investor Qualification Certificate attached hereto as Exhibit B, and the form of Warrant attached hereto as Exhibit C (collectively, the “Subscription Documents”).  Capitalized terms not defined herein shall have the meaning given them in the Subscription Documents.  The signature of the undersigned below constitutes the execution of this Subscription Agreement.

Exhibit 99.1 Page 1

2.           Amount and Method of Payment. The undersigned encloses herewith the consideration (“Purchase Price”) required to purchase the Securities subscribed for hereunder.  Payment of the Purchase Price is being made by delivery to the Company for deposit into the Escrow Account (as defined below) of cash or check made payable to “Xedar Corporation Equity Round Escrow Account.”  Prior to the closing of this offering (“Offering”), the Purchase Price for the Securities will be deposited into an interest-bearing account to be maintained by a bank or other financial institution selected by the Company (the “Escrow Agent”) for the benefit of the subscribers (the “Escrow Account”). Unless, on or before December 15, 2008, there are cleared funds in the amount of $1,500,000.00 on deposit in the Escrow Account, all funds in the Escrow Account will be returned to the subscribers without deduction and with interest. Upon closing of the Offering, all funds in the Escrow Account, including interest thereon, less offering expenses, shall be distributed to the Company as proceeds of the Offering.  The Purchase Price for the Units (i.e., for (i) one Share and (ii) one Warrant to purchase one Share, subject to the terms and conditions of the Warrant) is $0.50 per Unit.

3.           Description of the Offering.  The Company is a Colorado corporation, whose no par value common stock is registered pursuant to Section 12 of the Exchange Act and traded on the OTCBB under the symbol XDRC.OB.  The Company provides strategic consulting, systems analysis, predictive modeling, digital imaging, and geospatial data analysis tools and services to the Department of Homeland Security, the Department of Defense and other national intelligence agencies, as well as commercial clients.  The Company is offering hereby a minimum of One Million Five Hundred Thousand Dollars ($1,500,000.00) (“Minimum”) of Units for a purchase price of $0.50 per Unit. The Units are being offered by the Company on a “best efforts, minimum or none” basis.

If on or before December 15, 2008, there are cleared funds (not including interest) in an amount equal to the Minimum on deposit in the Escrow Account, the Company may close the Offering (the “Closing”) on such date as it shall choose (the “Closing Date”) and all funds in the Escrow Account, less offering expenses, shall be disbursed by the Escrow Agent to the Company or pursuant to the written closing directions of the Company.

If the Closing has not occurred prior to December 15, 2008, then unless on December 15, 2008, there are cleared funds (not including interest) in an amount equal to the Minimum on deposit in the Escrow Account, all funds in the Escrow Account will be returned to the subscribers without deduction and with interest.

The Warrants to be issued in connection with the Offering shall have a term of five (5) years from and after the closing date and shall entitle the holder thereof, upon exercise, to purchase one share of the Company no par value common stock at a price equal to $1.00 per share.  The form of Warrant is attached hereto as Exhibit C.

Exhibit 99.1 Page 2

To the extent investors in the Offering are introduced to the Offering by or through Aspenwood Capital, a division of Green Drake Capital Corp. (“Aspenwood”), Aspenwood shall be entitled to the commissions, non-accountable expenses, and other fees, costs and compensation as more particularly set forth in the Aspenwood Engagement Letter which will be made available to investors upon request.  Except as specified in the Aspenwood Engagement Letter, no other selling agent fees will be paid by the Company to any third party in connection with this Offering.

The proceeds from the Offering of the Securities will be used by the Company to fund working capital needs and for general corporate purposes, including, but not limited to, (a) funding future acquisitions in accordance with the Company’s acquisition strategy, and (b) funding, in part or in full, the repayment of existing indebtedness, which may include repayment of certain loans, in an initial principal amount of $2,800,000.00, made to the Company by Hugh H. Williamson, III, the Company’s President and CEO.

The undersigned understands the significant risks connected with the undersigned’s purchase of the Securities and investment in the Company.  Some of those risks are set forth under the heading “Risk Factors” in Exhibit A attached hereto and incorporated by this reference.

4.           Representations and Warranties.  The undersigned hereby acknowledges, represents and warrants and agrees as follows:

a.           The undersigned understands that the offer and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (“Act”), by virtue of Section 4(2) of the Act and the provisions of Regulation D promulgated thereunder, and, in accordance therewith and in furtherance thereof, the undersigned represents, warrants and agrees as follows:

i.           The undersigned has received the Subscription Documents, has carefully reviewed them and the exhibits attached thereto and understands and has relied on the information contained therein and information otherwise provided to the undersigned in writing by the Company relating to this investment;

ii.           The undersigned agrees that all documents, records and books pertaining to this investment (including, without limitation, the Company’s public filings with the SEC, which are available at http://www.sec.gov, and the Subscription Documents and the exhibits thereto) have been made available for inspection by the undersigned and the undersigned’s attorney and/or accountant and have been reviewed to the full satisfaction of the undersigned;

Exhibit 99.1 Page 3

    iii.           The undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities, and all such questions have been answered to the full satisfaction of the undersigned;

iv.           No oral or written representations have been made or oral or written information furnished to the undersigned or the undersigned’s advisor(s) in connection with the offering of the Securities that were in any way inconsistent with the information stated in the Subscription Documents;

v.           The undersigned is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally;

vi.           If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned’s current needs and personal contingencies, is able to bear the substantial economic risks of this investment for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

vii.           The undersigned has, or together with the undersigned’s advisor(s) has, such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the offering of the Securities in order to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto;

viii.           The undersigned is not relying on the Company or the references to any discussion in the Subscription Documents with respect to the tax and other economic considerations of the undersigned relating to this investment.  In regard to such considerations, the investor has relied on the advice of, or has consulted with, only the undersigned’s own advisors;

ix.           The undersigned is acquiring the Securities solely for the undersigned’s own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Securities;

Exhibit 99.1 Page 4

    x.           The undersigned will not sell or otherwise transfer the Securities acquired by the undersigned without registration under the Act or an exemption therefrom and fully understands and agrees that the undersigned must bear the economic risk of the undersigned’s purchase for an indefinite period of time because, among other reasons, the Securities have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available;

xi.           The undersigned understands that the Company is under no obligation to register the Securities on the undersigned’s behalf or to assist the undersigned in complying with any exemption from registration under the Act;

xii.           The undersigned understands that sales or transfers of the Securities are further restricted under certain state securities laws;

xiii.           The undersigned has not used any person as a “Purchaser Representative” within the meaning of SEC Regulation D to represent him/her/it in determining whether to purchase the Securities;

xiv.           The undersigned understands that estimates and projections like those which may be given to the undersigned, by their nature, involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such projections or goals will be attained; and that the projections and estimates which may be given to the undersigned should not be relied upon as a promise or representation of the future performance of the Company; and

xv.           The information contained in this Subscription Agreement and the Investor Qualification Certificate is complete and accurate as of the date hereof and may be relied upon by the Company, and the undersigned will notify the Company immediately of any adverse change in any of such information that may occur prior to the acceptance of the undersigned’s subscription and will promptly send the Company written confirmation thereof.

Exhibit 99.1 Page 5

b.           The undersigned recognizes that an investment in the Securities involves a number of significant risks, including those set forth in the Subscription Documents under the caption “RISK FACTORS.”  In addition, the undersigned understands and agrees that the Company files annual, quarterly, and current reports and other information with the SEC and that such reports and information are hereby "incorporated by reference" into this Subscription Agreement, which means that we have disclosed important information to you by referring you to those documents.  The information incorporated by reference is considered to be part of this Subscription Agreement, and later information filed with the SEC will update and supersede this information.  Specifically, the undersigned understands and agrees that the Company hereby incorporates by reference the documents listed below and any future filings made by the Company with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act until this offering is completed:

(i)                   The Company’s annual report on Form 10-KSB for the year ended December 31, 2007 (filed March 27, 2008, as amended) which contain audited financial statements for our latest fiscal year for which such statements have been filed;

(ii)                  The Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2008 (filed May 14, 2008);

(iii)                  The Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2008 (filed August 14, 2008);

(iv)                  The Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2008 (filed November 12, 2008)

(v)                  The Company’s current  reports on Form 8-K filed on April 29, 2008, July 3, 2008, August 8, 2008, August 19, 2008, August 25, 2008, October 14, 2008, and October 27, 2008;

(vi)                 The description of the Company’s Common Stock contained in the Registration Statement on Form 10-SB filed on April 17, 2006, under Section 12(g) of the Securities Exchange Act, including any amendments or reports filed for the purpose of updating such description; and

(vii)        All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof, and prior to the Closing Date, shall also be deemed to be incorporated by reference into this Subscription Agreement and to be a part hereof commencing on the respective dates on which such documents are filed.

Exhibit 99.1 Page 6

You may view the Company’s SEC filings on the SEC's web site at http://www.sec.gov.  You may read and copy any document the Company files at the SEC's public reference room in Washington, D.C.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  Upon written or oral request, the Company will provide you, without charge, copies of any or all documents referred to above other than exhibits to such documents.  Please direct your requests to Steven M. Bragg, CFO of Xedar, 3773 Cherry Creek North Drive, Suite 995, Denver, CO 80209; telephone (303) 329-7182.  The Company will also deliver to you, if you do not otherwise receive such materials, a copy of all reports, proxy statements and other communications distributed to the Company’s stockholders.

c.           If the undersigned is a corporation, partnership, trust or other entity, it is authorized and qualified to purchase the Securities and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so; and

d.           If the undersigned is a corporation, a partnership or a limited liability company, the person signing this Subscription Agreement on its behalf hereby represents and warrants that the information contained in any Investor Qualification Certificate completed by any shareholders of such corporation, partners of such partnership or members or managers of such limited liability company is true and correct with respect to such shareholders, partners, members or managers (and if any such shareholder, partner, member or manager is itself a corporation, partnership or limited liability company, with respect to all persons having an interest in such corporation, partnership or limited liability company, whether directly or indirectly) and that the person signing this Subscription Agreement has made due inquiry to determine the truthfulness and accuracy of the information contained in any such Investor Qualification Certificate.

e.           THE UNDERSIGNED IS ADVISED, PRIOR TO THE PURCHASE OF THE SECURITIES, THAT NEITHER THE OFFERING OF THE SECURITIES NOR ANY SUBSCRIPTION DOCUMENTS OR MATERIALS HAVE BEEN REVIEWED BY ANY ADMINISTRATOR UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES ACTS (THE "ACTS") AND THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY OF THE ACTS AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACTS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

All representations and warranties contained herein or made in writing by the undersigned in connection herewith shall survive the execution and delivery of this Subscription Agreement.

Exhibit 99.1 Page 7

5.           Restriction on Resale or Transfer.  The undersigned will not sell or otherwise transfer the Securities, without registration under the Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of the purchase for an indefinite period of time because, among other reasons, the Securities have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available.  The undersigned understands that the Company is under no obligation to register the Securities on the undersigned's behalf or to assist the undersigned in complying with any exemption from registration under the Act.  To the extent the Securities have not been registered, in the event of any requested transfer, the undersigned seeking to transfer his/her/its Securities must: (i) submit a letter from counsel, stating that such transfer complies with the requirements of Section 4(1) of the Act or other exemption; and (ii) provide the Company with an endorsement on the original participation certificate identifying the assignee.  The undersigned shall cause each document to conform to any and all comments from the Company, or its attorneys.    In the event that the Company determines, in its sole and absolute discretion after consultation with counsel, that such transfer does not meet an applicable exemption or that the intended assignee is not an accredited investor, the requested transfer may be rejected.  The undersigned and the intended assignee shall indemnify and hold the Company harmless from any claim, suit, and cause, cause of action, damage, loss, penalty or fine arising out of any transfer.

6.           Acceptance and Agreement. By executing this Subscription Agreement, the undersigned accepts and agrees to be bound by all of the terms of the Subscription Documents.

7.           Modification.  Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

8.           Suitability.  The undersigned represents that the undersigned has discussed the suitability of this investment with the undersigned's personal legal, financial, investment, tax, and other advisors to the extent the undersigned has determined it appropriate to do so.

Exhibit 99.1 Page 8

9.           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be in writing and delivered in person sent by facsimile transmission or sent by United States Certified, Registered or Express Mail, Federal Express or other reliable overnight courier, postage prepaid and return receipt requested in the event of delivery by mail.  In the event Notice shall be given by facsimile transmission an original of such Notice shall simultaneously be deposited in the United States Mail, postage prepaid, or sent by Federal Express or other private courier, addressed as hereinafter required.  Notices shall be given to the parties at the addresses that appear on the books of the Company or at such other address as a party may from time to time designate by Notice hereunder.  Notices shall be considered given on the day when delivered personally or when sent by facsimile transmission if sent during regular business hours of the recipient; on the next following business day if sent by facsimile transmission after regular business hours of the recipient; if mailed, at midnight on the third business day after the date of mailing; or if sent by Federal Express or by other reliable overnight courier, on the next following business day.

10.           Counterparts.  This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and all of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

11.           Entire Agreement.  This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein.

12.           Severability.  Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

13.           Binding Effect.  The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

14.           Assignment.  This Subscription Agreement is not transferable or assignable by the undersigned except as may be provided herein.

15.           Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Colorado as applied to residents of that state executing contracts wholly to be performed in that state.

16.           Securities Subscribed For.  (to be completed by subscriber):

Exhibit 99.1 Page 9

Number of Units subscribed for at $0.50 per Unit (i.e., for (i) one Share and (ii) one Warrant to purchase one Share, subject to the terms and conditions of the Warrant):  _____________

Amount of cash or check enclosed herewith:  $ ___________________________________

Name(s) in which Securities are to be registered:

___________________________________

___________________________________

Form of joint ownership (if applicable):

Community	_______

Tenants-in-Common	_______

Joint Tenants	_______

If the Securities hereby subscribed for are to be owned by more than one person in any manner, the undersigned understands and agrees that all of the co-owners of such Securities must sign this Subscription Agreement in order for this subscription to be accepted.

[SIGNATURE PAGE FOLLOWS]

Exhibit 99.1 Page 10

IN WITNESS WHEREOF, the undersigned represent(s) that the foregoing statements are true and correct and that the undersigned has (have) executed this Subscription Agreement this ______ day of, 2008.

_______________________________                                                   ____________________________________
Please Print Name                                                                                     Signature of Subscriber

_______________________________                                                   ____________________________________
Please Print Name                                                                                     Signature of Co-Owner

Exhibit 99.1 Page 11

Exhibit A

RISK FACTORS

INVESTMENT IN THE SECURITIES CARRIES A SIGNIFICANT DEGREE OF RISK.  THIS INVESTMENT IS SUITABLE AS AN INVESTMENT ONLY IF YOU HAVE ADEQUATE FINANCIAL MEANS AND NO NEED FOR LIQUIDITY WITH RESPECT TO YOUR INVESTMENT.  AN INVESTMENT IN THE SECURITIES IS NOT SUITABLE FOR YOU IF YOU WOULD RELY ON THIS INVESTMENT FOR REGULAR UNINTERRUPTED MONTHLY INCOME.  AN INVESTMENT IN THE SECURITIES ALSO MAY BE UNSUITABLE FOR RETIREMENT PLANS WHICH ARE NOT SELF-DIRECTED BY PLAN BENEFICIARIES ABLE TO ADEQUATELY EVALUATE THE RISK OF THIS INVESTMENT.  IT IS POSSIBLE THAT YOU MAY LOSE YOUR ENTIRE INVESTMENT AND IT IS POSSIBLE THAT YOU MAY HAVE TO SPEND ADDITIONAL FUNDS TO PROTECT YOUR INVESTMENT.  IN CONSIDERING WHETHER TO INVEST IN THE SECURITIES, YOU SHOULD EVALUATE THE FOLLOWING RISK FACTORS:

Investment Risks

No Registration; Limited Governmental Review.  The Securities have not been registered with or reviewed by the SEC or any state securities agency, no such registration or review is contemplated, and neither the SEC nor any state securities agency has passed on or approved the adequacy or accuracy of the contents of this Subscription Agreement.  The undersigned understands that the Company is under no obligation to register the Securities on the undersigned’s behalf or to assist the undersigned in complying with any exemption from registration under the Act.

Limited Liquidity.  The Company’s stock has limited trading volume on the OTCBB and is not listed on a national exchange.  Such limited trading volume provides a limited liquidity  in  the  market for the Company’s Shares. As a result, stockholders may be unable to liquidate any substantial amount of the Company’s Shares at any particular time or at all.  Moreover, the Securities to be issued in this Offering are “restricted securities” and therefore subject to the resale restrictions set forth in Rule 144 of the rules and regulations promulgated by the SEC under the Act. These factors could adversely affect the liquidity, trading volume, price and transferability of the Company’s Shares.

Proceeds of the Offering  Will be Used to Repay Certain Existing Indebtedness.  The Company intends to use the proceeds of this Offering for working capital needs and for general corporate purposes, including, but not limited to (a) funding future acquisitions in accordance with the Company’s acquisition strategy, and (b) funding, in part or in full, the repayment of existing indebtedness, which may include repayment of certain loans, in an initial principal amount of $2,800,000.00, made to the Company by Hugh H. Williamson, III, the Company’s President and CEO.  Further, the amounts and uses of proceeds discussed herein are estimates and cannot be precisely forecasted and the actual application may vary from that described.  Any variation in the actual application of funds will be made in the sole discretion of the Company and the Company gives no assurance that the proceeds from the Offering will be used as estimated.

Exhibit 99.1 A - 1

High Degree of Risk.  Investment in the Securities entails a high degree of risk and by investing, each investor assumes the risk of losing his entire investment in the Securities.  Accordingly, only prospective investors who are able to bear the loss of their entire investment, and who otherwise meet the investor suitability standards set forth in the Investor Qualification Certificate, should consider purchasing the Securities.

Investors Not Independently Represented.  The Company has not retained independent counsel for prospective investors in this offering.  Attorneys assisting in the preparation of this Subscription Agreement have represented only the Company.  Each potential investor is therefore urged to consult his or her own counsel as to the terms and provisions of the Offering (including the Securities) and all other documents related to the Offering.

Offering Price Determination.  The offering price of the Securities was not based on any projected earnings and does not represent that the Securities have a market value equal to its offering price.  The offering price of the Securities has been determined by the Company based on various factors, including, but not limited to, the recent market prices of the Company’s common stock as traded on the OTCBB, the capital needs of the Company, the expenses of the Offering, and other related matters.  Each prospective investor should make an independent evaluation of the fairness of such price under all the circumstances.

There is No Commitment to Purchase the Securities Being Offered.  The Company is selling the Securities on a “best efforts, minimum or none” basis. No person has any binding obligation to purchase all or any portion of the Securities, and the Company can give no assurance that any of the Securities will be sold.  Investors will not have the right to cancel their subscription or to request the return of their funds during the term of this offering.

Business Risks

Significant Losses.  The Company’s operations have generated significant losses, which may continue. The Company’s operations generated a loss of $4,367,000 and $610,000 in the years ended December 31, 2007 and 2006, respectively.  The Company may not be able to reverse this trend, increase revenue, or cut cost to a sufficient extent to avoid losses in future periods.  This is because:

Exhibit 99.1 A - 2

·
The Company depends on database content obtained through agreements with third parties, and the failure to maintain these agreements could result in the elimination of some products, or more expensive data collection alternatives.

·	The Company’s financial results could weaken if the Company cannot consistently obtain customer renewal of database subscriptions or product maintenance agreements.
·
In 2007, 36% of the Company’s total revenue was generated by sales to the Company’s two largest customers pursuant to contracts that may be terminated or are subject to renewal at the election of such customers.  Termination of such contracts would eliminate a substantial portion of the revenue generated by the Company’s consulting segment.

·	The Company’s growth strategy may prove unsuccessful.
·	The Company may be unable to identify potential acquirees, complete acquisitions, or integrate acquisitions into the Company’s operations.
·	The Company is affected by conditions and trends in the Company’s targeted industries, which may inhibit the Company’s ability to grow or otherwise adversely affect the Company’s business.
·	The federal government has substantially reduced its spending in order to channel funding into various war efforts, resulting in funding reductions on several system security projects.
·	The loss of key personnel could impair the Company’s future success.
·	The Company operates in competitive markets, which may adversely affect the Company’s market share and financial results.
·	The Company expects to continue amortizing intangible assets associated with existing acquisitions for the next five to eight years.
·
The Company could experience system failures, which could interrupt customer access to the Company’s Internet site, shut down various databases linked to the Company’s Internet site, or prevent the Company from distributing information to the Company’s customers by other means.

·	Shares eligible for future sale could depress the price of the Company’s shares.
·	The price of the Company’s common stock may be volatile and may be affected by market conditions beyond the Company’s control.
·	The Company’s directors, executive officers and affiliates will continue to exert significant control over the Company’s future direction, which could reduce the Company’s sale value.
·	Investors should not anticipate receiving cash dividends on the Company’s common stock.

Exhibit 99.1 A - 3

Each of the above matters is discussed in more depth below.
The Company depends on database content obtained through agreements with third parties, and the failure to maintain these agreements could result in the elimination of some products, or more expensive data collection alternatives.  A significant proportion of the content the Company uses in its database products is obtained from either commercial or government entities under licensing agreements or requests under the Freedom of Information Act.  In particular, information obtained from government entities cannot be obtained elsewhere.  If the government entities restrict or withdraw their content from the Company, some of the Company’s products would be cancelled, which would result in the elimination of up to $586,000 of recurring revenue.

The Company’s financial results could weaken if the Company cannot consistently obtain customer renewal of database subscriptions or product maintenance agreements.  In 2007, the Company obtained approximately 12% of the Company’s revenue from subscriptions to the Company’s database products.  The Company’s results depend on the Company’s ability to achieve and sustain high annual renewal rates on existing subscriptions and to enter into new subscription arrangements on commercially acceptable terms.  A 1% decline in subscription renewal rates equates to an annual revenue reduction of about $14,000.

In 2007, the Company generated 36% of the Company’s total revenue by sales to the Company’s two largest customers pursuant to contracts that may be terminated or are subject to renewal at the election of such customers.  Termination of such contracts would eliminate a substantial portion of the revenue generated by the Company’s consulting segment.  While the Company have a diverse customer base that includes many large companies and government entities, the Company’s two largest customers generated 36% of the Company’s total revenue in 2007.   These customers are BearingPoint and one of the intelligence agencies.  The Company’s contracts with them are subject to an annual renewal provision.

Exhibit 99.1 A - 4

The following risks are inherent in government contracts:

·
Because federal laws permit government agencies to terminate a contract for convenience, the Company’s government clients may terminate or decide not to renew the Company’s contracts with little or no prior notice.

·
Government clients may audit contract payments the Company receives for several years after these payments are made. Based on these audits, the clients may adjust or demand repayment of payments the Company has previously received.  None of the audits performed to date on the Company’s government contracts have resulted in any significant adjustments to the Company’s financial statements.  It is possible, however, that an audit in the future could have an adverse effect on the Company’s consolidated financial statements.

·
Government contract regulations provide that any company convicted of a crime or indicted on a violation of statutes related to federal contracting may lose its right to receive future contract awards or extensions.

·
The Company’s ability to earn revenue from the Company’s existing and future U.S. federal government projects will depend upon the availability of funding from U.S. federal government agencies. The Company cannot control whether those clients will fund or continue funding the Company’s outstanding projects.

·
The Company’s ability to secure new government contracts and the Company’s revenue from existing government contracts could be adversely affected by any one or a combination of the factors listed above.

The Company’s growth strategy may prove unsuccessful.  The Company’s growth strategy involves broadening the Company’s database product line, as well as expanding the range of geographic information systems services offerings, and increasing the Company’s penetration into the federal government system security market.  Land databases are difficult to acquire and make commercially viable, while the addition of new geographical information systems services are highly dependent on the Company’s ability to acquire other companies.  Further, increased penetration into the systems security market requires the addition of experienced sales employees, who are difficult to acquire and retain.  If the Company is unable to surmount these issues, the Company’s operating performance, including the Company’s ability to generate additional revenue on a profitable basis, may be adversely affected.

The Company may be unable to identify potential acquirees, complete acquisitions, or integrate acquisitions into the Company’s operations.  The Company intends to selectively pursue acquisitions to complement the Company’s internal growth.  There can be no assurance that the Company will be able to identify suitable candidates for successful acquisitions at acceptable prices.  In addition, the Company’s ability to achieve the expected returns and synergies from the Company’s past and future acquisitions depends substantially on the Company’s ability to integrate the offerings, technology, administrative functions, and personnel of these businesses into the Company’s business in an efficient and effective manner.  The Company can provide no assurance that it will be successful in integrating acquired businesses or that acquired businesses will perform at anticipated levels.  In addition, the Company’s past and future acquisitions may subject the Company to unanticipated risks or liabilities or disrupt the Company’s operations and divert management’s attention from day-to-day operations.

Exhibit 99.1 A - 5

The Company is affected by conditions and trends in the Company’s targeted industries, which may inhibit the Company’s ability to grow or otherwise adversely affect the Company’s business.  The Company derives substantially all of its revenue from customers in the oil and gas industry and the federal government.  As a result, the Company’s business, financial condition, and results of operations depend upon conditions and trends affecting these industries generally.  For example, there is an ongoing consolidation trend in the oil and gas industry that has resulted in a reduction of many database subscriptions as the Company’s subscribers combine their operations.  Also, the federal government has substantially reduced its spending in order to channel funding into various war efforts, resulting in funding reductions on several system security projects.  Thus, if continued, these trends could have a material adverse effect on the Company’s business.  A failure to maintain revenue and margins would have a material adverse effect on the Company’s business, financial condition, and operating results.

The federal government has substantially reduced its spending in order to channel funding into various war efforts, resulting in funding reductions on several system security projects.  The federal government has repeatedly shifted funding out of its established programs to fund its various war efforts.  These funding reductions have repeatedly reduced the budgets of several system security projects in which the Company’s staff were involved.  If the war effort continues, the Company can expect to see reduced staffing levels on many federal projects in which the Company is involved, as well as the risk of outright program cancellation.  Continued funding reductions may reduce or eliminate the revenue generated by the Company’s FuGEN and Atlantic subsidiaries, which derive much of their business from the federal government

The loss of key personnel could impair the Company’s future success. The Company’s future success depends in part on the continued service of the Company’s executive officers and other key management, sales, consulting, and operations personnel and on the Company’s ability to continue to attract, motivate, and retain additional highly qualified employees.  The loss of the services of one or more of the Company’s key personnel, officers or directors, or the Company’s inability to recruit replacements for such personnel or to otherwise attract, motivate, or retain qualified personnel could have an adverse effect on the Company’s business, operating results, and financial condition.

The Company operates in competitive markets, which may adversely affect the Company’s market share and financial results. The Company’s competitors have significant financial and information-gathering resources, recognized brands, technological expertise, and market experience.  These competitors are continuously enhancing their products and services, developing new products and services, and investing in technology to better serve the needs of their existing customers and to attract new customers.

Exhibit 99.1 A - 6

The Company’s land database products compete with offerings from InfoPipe Inc., Divestco Inc. and WhiteStar, Inc.  In addition, the federal government itself can be considered a competitor, since it is making an increasing amount of land data available to the public via the Internet and other means.  The Company’s consulting segment competes against a number of companies, and has subcontracted with several of them.  Competitors include CACI, CSC, SAIC, STG, Inc., ITS Services, NCI Information Services and Stanley Associates.

The Company may also face competition from organizations and businesses that have not traditionally competed with the Company but that could adapt their products and services to meet the demands of the Company’s customers.  Increased competition may require that the Company reduce the prices of the Company’s offerings or make additional capital investments, which could adversely affect the Company’s margins.  If the Company is unable or unwilling to do so, the Company may lose market share in the Company’s target markets and the Company’s financial results may be adversely affected.

The Company expects to continue amortizing intangible assets associated with existing acquisitions for the next five to eight years.  As part of the Company’s acquisition activities, the Company has allocated a significant proportion of the acquisition purchase prices to such intangible assets as customer relationships, non-compete agreements, trade names, and customer contracts.  The Company is amortizing the bulk of these assets over the next five to eight years.  During that time, the amortization expense will be enough to offset the Company’s probable operating profits.

The Company could experience system failures, which could interrupt customer access to the Company’s Internet site, shut down various databases linked to the Company’s Internet site, or prevent the Company from distributing information to the Company’s customers by other means.  The Company’s ability to protect the Company’s data center against damage from fire, power loss, telecommunications failure, or other disasters is critical.  Any delays or failures in the Company’s systems or errors in the technology that the Company uses to store and deliver content to the Company’s customers would harm the Company’s business.  The growth of the Company’s customer base may also strain the Company’s systems in the future.  In addition, the Company’s products could be affected by failures of third-party technology used in the Company’s products and internet site, and the Company may have no control over remedying such failures.  Any failures or problems with the Company’s systems could force the Company to incur significant costs to remedy such failures or problems, decrease customer demand for the Company’s products, tarnish the Company’s reputation, and harm the Company’s business.

Exhibit 99.1 A - 7

Shares eligible for future sale could depress the price of the Company’s shares.  Sales of substantial amounts of the Company’s common stock in the public market, or the perception that such sales could occur, could adversely affect the market price of the Company’s shares.  As of August 22, 2008, the Company had 26,186,646 shares of common stock outstanding.   Any sales of common stock by the Company or the Company’s principal stockholders, or the perception that such sales might occur, could have a material adverse effect on the price of the Company’s shares.

The price of the Company’s common stock may be volatile and may be affected by market conditions beyond the Company’s control.  The Company’s share price is likely to fluctuate in the future because of the volatility of the stock market in general and a variety of factors, many of which are beyond the Company’s control, including:

·	Quarterly variations in actual or anticipated results of operations;
·	Changes in financial estimates by securities analysts;
·	Actions or announcements by the Company or the Company’s competitors;
·	Regulatory actions;
·	Litigation;
·	Loss or gain of major customers or content providers;
·	Additions or departures of key personnel; and
·	Future sales of the Company’s common stock.

Market fluctuations could result in volatility in the price of the Company’s common stock, which could cause a decline in the value of your investment.  In addition, if the Company’s operating results fail to meet the expectations of stock analysts or investors, the Company may experience an immediate and significant decline in the trading price of the Company’s common stock.

The Company’s directors, executive officers and affiliates will continue to exert significant control over the Company’s future direction, which could reduce the Company’s sale value.  Members of the Company’s Board of Directors and the Company’s executive officers, together with their affiliates, own a significant number of shares of the Company’s outstanding common stock. Accordingly, these stockholders, if they act together, will be able to effectively control all matters requiring approval of the Company’s stockholders, including the election of directors and approval of significant corporate transactions. The concentration of ownership, which could result in a continued concentration of representation on the Company’s Board of Directors, may delay, prevent or deter a change in control and could deprive the Company’s stockholders of an opportunity to receive a premium for their common stock as part of a sale of the Company’s assets.

Investors should not anticipate receiving cash dividends on the Company’s common stock.  The Company has never declared or paid any cash dividends or distributions on the Company’s common stock and intend to retain future earnings, if any, to support the Company’s operations and to finance expansion. Therefore, the Company does not anticipate paying any cash dividends on the common stock in the foreseeable future.

Exhibit 99.1 A - 8

Federal Income Tax Risks

General.  There are significant federal income tax risks involved in an investment in the Securities.  An unfavorable outcome with respect to any tax risk may have an adverse effect on an investment in the Company, and changing tax regulations could result in higher than anticipated future tax liabilities.  Each prospective investor is urged to review and discuss with his own tax advisors the tax consequences to him of an investment in the Securities.

Exhibit 99.1 A - 9

Exhibit B

XEDAR CORPORATION
INVESTOR QUALIFICATION CERTIFICATE

Name of Investor:

Xedar Corporation
3773 Cherry Creek North Drive, Suite 995
Denver, CO 80209
Attn: Hugh Williamson, III

Ladies and Gentlemen:

This information is being furnished to Xedar Corporation, a Colorado corporation (the “Company”): (i) to assist the Company in evaluating the suitability of the undersigned in connection with a proposed offering of shares of no par value common stock of the Company (the “Shares”) and warrants for the purchase of shares of no par value common stock of the Company (the “Warrants”) (the Shares and Warrants are referred to collectively herein as the “Securities”); and (ii) to determine whether the Securities may be issued to the undersigned pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D of the Securities and Exchange Commission  (“Regulation D”) and under the applicable state securities laws.

The undersigned acknowledges and understands that: (i) the Company will rely upon the information contained herein for purposes of such determination; (ii) the Securities will not be registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D and will not be qualified under applicable state securities laws; (iii) this Investor Qualification Certificate is not an offer to sell the Securities to the undersigned; and (iv) the Company’s evaluation of the information contained herein may preclude the Company’s issuance of Securities to the undersigned.

[Please Turn The Page]

Exhibit 99.1 B - 1

The undersigned furnishes to the Company the following representations and information.

1.	Please initial in the space provided:

The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Securities.  The undersigned has not relied on the advice of any representative or other persons in evaluating the merits and risks of the undersigned’s acquisition of the Securities.

______
The undersigned understands that the Securities cannot be transferred or sold unless they are registered under the Securities Act and under any applicable state securities laws or unless an exemption from registration is available.  The undersigned is able to bear the economic risk of the undersigned’s prospective investment.  In making this statement, consideration has been given to whether the undersigned could afford to hold the Securities for an indefinite period and whether, at this time, the undersigned could afford a complete loss of such Securities.

______
The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s prospective investment will not cause such overall commitment to become excessive.

______
The undersigned has adequate means of providing for the undersigned’s current needs and, if applicable, possible personal contingencies.  The undersigned has no need for liquidity of the prospective investment, and has no reason to anticipate any change in the undersigned’s circumstances, financial or otherwise, which may cause or require any sale or distribution of the Securities.

______
The undersigned will hold the Securities for the undersigned’s own account for investment, and will not hold the Securities for the interest of any other person and/or with a view to or for sale in connection with any distribution thereof.

______
The undersigned acknowledges that the undersigned has the right to ask questions of and receive answers from the Company and to obtain such information concerning the terms and conditions of the Securities or about the Company as the Company possesses or can acquire without unreasonable effort or expense.  The undersigned represents or acknowledges that prior to any purchase by the undersigned of any Securities, the undersigned will have asked such questions, received such answers and obtained such information as the undersigned deems necessary to evaluate the merits and risks of the Securities.

______
The undersigned represents to the Company that: (a) the information contained in this questionnaire is complete and accurate and may be relied upon by the Company; (b) the undersigned will notify the Company immediately of any material change in any of such information occurring prior to purchase by the undersigned of any Securities; and (c) if the undersigned is a corporation, partnership, trust or other entity, the person signing this Investor Qualification Certificate on behalf of such entity has been duly authorized by such entity to do so.

______

Exhibit 99.1 B - 2

2.	Please check all appropriate spaces:

	Yes	No
The undersigned is an individual whose net worth, or joint net worth with the undersigned’s spouse, is in excess of $1,000,000.	______	______
The undersigned is an individual whose income in each of 2006 and 2007 was in excess of $200,000, and the undersigned reasonably anticipates reaching $200,000 in income in 2008.	______	______
The undersigned is an individual whose joint income with the undersigned’s spouse was in excess of $300,000 in each of 2006 and 2007, and the undersigned reasonably anticipates reaching $300,000 in joint income with the undersigned’s spouse in 2008.

	______	______
The undersigned is a director or executive officer (as defined in Rule 501(f) of Regulation D, promulgated under the Securities Act) of the Company or the undersigned is a person who performs a policy making function for the Company or who is in charge of a principal business unit, division or function (such as sales, administration or finance) of the Company.

	______	______
The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, the purchase of which is directed by a sophisticated person as described in Rule 506(b)(2)(ii), promulgated under the Securities Act.

	______	______
The undersigned is a bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (within the meaning of Section 3(a)(5)(A) of the Securities Act) whether acting in its individual or fiduciary capacity.

	______	______
The undersigned is a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.	______	______

Exhibit 99.1 B - 3

	Yes	No
The undersigned is an insurance company (as defined in Section 2(13) of the Securities Act).	______	______
The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company (as defined in Section 2(a)(48) of that Act).	______	______
The undersigned is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

The undersigned is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and: (a) the investment decision is made by a plan fiduciary (as defined in Section 3(21) of such Act) which is either a bank, savings and loan association, insurance company or registered investment advisor; or (b) the employee benefit plan has total assets in excess of $5,000,000; or (c) if the plan is a self-directed plan, its investment decisions are made solely by persons who are accredited investors.

	______	______
The undersigned is a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).	______	______
The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

	______	______
The undersigned is an entity (including a corporation or partnership) in which all of the equity owners individually are accredited investors as described above, in which case each equity owner is executing and delivering concurrently with this certificate an Investor Qualification Certificate.
	______	______

3.	Please complete the following:

If the undersigned is a partnership, a corporation or other entity, the undersigned is organized on _________  ___, _____under the laws of the State of _______________ and its principal place of business is located in the State of _______________.

If the undersigned is a natural person, the undersigned’s residence is located in the State of _______________.

Exhibit 99.1 B - 4

IN WITNESS WHEREOF, the undersigned has caused this Investor Qualification Certificate to be executed on this ____ day of _____________, 2008, at ________________(city), ________________(state).

INDIVIDUALS:

By: ____________________________

Name: ____________________________

SSN: ____________________________

(If held jointly, co-investor’s signature)

By: ____________________________

Name: ____________________________

SSN: ____________________________

Mailing Address:

____________________________

____________________________

____________________________

E-mail Address: _____________________

Telephone Number: _____________________

Exhibit 99.1 B - 5

ENTITIES:

By: ____________________________

Name: ____________________________

Title: ____________________________

EIN: ____________________________

Mailing Address:

____________________________

____________________________

____________________________

E-mail Address: _____________________

Telephone Number: _____________________

Exhibit 99.1 B - 6

Exhibit C

Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Void after 5:00 p.m. (Denver time) on the ____ day of ______________, _________.

Number of Warrants: l	Warrant Certificate No. l

XEDAR CORPORATION

(A corporation existing under the laws of the State of Colorado)

This is to certify that, for value received, ● (the “Holder”), shall have the right to purchase from XeDAR Corporation (the “Company”), at any time and from time to time up to 5:00 p.m. (Denver time) on ____________  ____, _______ (the “Expiry Time”), one fully paid and non-assessable common share of the Company (a “Common Stock”) for each Warrant (individually, a “Warrant”) represented hereby at a price of $1.00 per share of Common Stock (the “Exercise Price”), upon and subject to the terms and conditions set forth herein.

Section 1.    Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), concerning an equity raise of not less than $1,500,000.00 among the Company and the purchasers signatory thereto.

Exzhibit 99.1 C - 1

Section 2.    Exercise.

a)           Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the date of issuance of this Warrant and on or before the Expiry Time by delivery to the principal office of the Company of a duly executed copy of the Notice of Exercise Form annexed hereto (or to such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within three (3) trading days from the date said Notice of Exercise is delivered to the Company, if this Warrant is exercised in full, the Holder shall have surrendered this Warrant to the Company and the Company shall have received  payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank.  The Holder shall be required to physically surrender this Warrant to the Company upon purchase of the Warrant Shares available hereunder.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within three (3) trading days of receipt of such notice. Nevertheless, the Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)           Exercise Price.  The exercise price of the Common Stock under this Warrant shall be $1.00, subject to adjustment hereunder.

Exzhibit 99.1 C - 2

c)           Mechanics of Exercise.

i.      Authorization of Warrant Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment to the Company of the purchase price therefor, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii.           Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three (3) Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate  Exercise Price (“Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price, and all taxes required to be paid by the Holder, pursuant to Section 2(c)(vi), if any, prior to the issuance of such shares, have been paid irrespective of the date such Warrant Shares are credited to the Holder’s DWAC account, or the date of delivery of certificates evidencing the Warrant Shares, as the case may be.

iii.           Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the un-purchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

Exzhibit 99.1 C - 3

iv.           Rescission Rights.  If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(d)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

v.      No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share that Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

vi.           Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vii.           Closing of Books.  The Company will not close its stockholder books or records in any manner that prevents the timely exercise of this Warrant, pursuant to the terms hereof.

d)           The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

Section 3.    Intentionally Omitted.

Exzhibit 99.1 C - 4

Section 4.    Certain Adjustments.

a)           Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant or other warrants of the Company), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted.  Any adjustment made pursuant to this Section 4(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)           Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then immediately prior to the closing of the Fundamental Transaction, and without any action on the part of the Holder hereof, and to the extent not exercised prior to the closing of such Fundamental Transaction, this Warrant shall automatically convert into a right to receive that number of shares of the Company's Common Stock equal to (i) the positive difference, if any, between the per share dollar value of the Company's Common Stock as valued in the Fundamental Transaction less (ii) the per share Exercise Price of this Warrant, all multiplied by (iii) the Number of Warrants represented by this Warrant Certificate (the "Fundamental Transaction Warrant Shares"), without payment of any Exercise Price by Holder, such that upon the closing of such Fundamental Transaction, the Holder shall receive such consideration (be it cash, securities, or otherwise) with respect to the Fundamental Transaction Warrant Shares as if Holder had exercised this Warrant in exchange for that number of Warrant Shares equal to the number of Fundamental Transaction Warrant Shares, calculated as specified above, immediately prior to the closing of the Fundamental Transaction.  Upon closing of the Fundamental Transaction, Holder shall be entitled to receive only the consideration specified in this Section 4(b), and upon payment of such consideration, this Warrant shall be deemed terminated and canceled.

Exzhibit 99.1 C - 5

c)           Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d)           Voluntary Adjustment by Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

e)           Notice to Holders.

i.      Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 4, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.           Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, in each case that such information shall be

Exzhibit 99.1 C - 6

made known to the public through a press release, filing with the Commission, or other public announcement prior to or in conjunction with such notice being provided to the Holder, and provided further that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to exercise this Warrant during the 10-day period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 5.    Transfer of Warrant.

a)           Transferability.  This Warrant and all rights hereunder are transferable, in whole or in part, upon compliance with applicable securities laws, both state and federal, and upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)           New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 5(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c)           Warrant Register. The Company shall record this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Exzhibit 99.1 C - 7

Section 6.    Miscellaneous.

a)           Title to Warrant.  Prior to the Expiry Time and subject to compliance with applicable laws and Section 5 of this Warrant, this Warrant and all rights hereunder are transferable, upon compliance with applicable securities laws, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

b)           No Rights as Shareholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

c)           Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d)           Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

e)           Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock an amount of shares equal to the number of shares necessary to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Exzhibit 99.1 C - 8

Except and to the extent as waived or consented to by the Holder, the Company hereby covenants to not by any action, including, without limitation, amending its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the Exercise Price then in effect, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

f)           Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Subscription Agreement.

g)           Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h)           Nonwaiver.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Expiry Time.

i)           Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement.

j)           Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Exzhibit 99.1 C - 9

k)           Remedies.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.

l)           Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

m)           Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

n)           Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o)           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  ______________  ____, 2008

XEDAR CORPORATION
By:__________________________________________ Name: Title:

Exzhibit 99.1 C - 10

NOTICE OF EXERCISE

TO:           XEDAR CORPORATION

(1)           The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the Warrant, and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

(2)           Payment shall take the form of in lawful money of the United States, via cash, certified check, or wire transfer.

(3)           Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

   _______________________________

The Warrant Shares shall be delivered to the following:

   _______________________________

   _______________________________

   _______________________________

(4)           Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:  ____________________________________________________________________

Signature of Authorized Signatory of Investing Entity:  ____________________________________________

Name of Authorized Signatory: ________________________________________________________________

Title of Authorized Signatory: _________________________________________________________________

Date: ___________________________________________________________________________________

Exzhibit 99.1 C - 11

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder’s Signature:      _____________________________

Holder’s Address:       _____________________________

                       _____________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exzhibit 99.1 C - 12

Exhibit D

[Aspenwood Engagement Letter]

Exzhibit 99.1 D - 1